UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):  March 31, 2008

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
Initial Depositor
(Exact name of Registrant as specified in its charter)

Telecom HOLDRS (SM) Trust
[Issuer with respect to the receipts]

DELAWARE (State or other jurisdiction of incorporation)	001-15651 Commission File Number	13-5674085 (I.R.S. Employer Identification No.)
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250 Vesey Street
New York, New York 10281
(Address of principal executive offices and zip code)

(212) 449-1000
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

As a result of the spin-off of FairPoint Communications, Inc. (NYSE ticker “FRP”) from Verizon Communications Inc. (NYSE ticker “VZ”), an underlying constituent of the Telecom HOLDRS Trust, effective April 4, 2008, FairPoint Communications, Inc. was added as an underlying constituent of the Telecom HOLDRS Trust.  For the 21.76 shares of Verizon Communications Inc. per 100 shares round lot of Telecom HOLDRS, The Bank of New York received 0.41037633344 shares of FairPoint Communications, Inc.

Item 9.01.	Financial Statements and Exhibits

	(d)	Exhibits

		99.1	Telecom HOLDRS Trust Prospectus Supplement dated March 31, 2008 to Prospectus dated August 15, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

Date: May 12, 2008	By:	/s/ Satyanarayan R. Chada
Name: Satyanarayan R. Chada
Title: Managing Director

EXHIBIT INDEX

Number and Description of Exhibit

(99.1)	Telecom HOLDRS Trust Prospectus Supplement dated March 31, 2008 to Prospectus dated August 15, 2007.